UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 23, 2004
Date of Report (Date of earliest event reported)

PXRE GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-15259 (Commission File No.)	98-0214719 (I.R.S. Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda (Address, including zip code, of principal executive offices)	P.O. Box HM 1282 Hamilton HM FX Bermuda (Mailing address)
(441) 296-5858 (Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 1, 2004, PXRE Group Ltd. (“PXRE”), will participate in Friedman Billings Ramsey 11th Annual Investors Conference. PXRE will be represented by Jeffrey Radke, President and Chief Executive Officer and John Modin, Executive Vice President and Chief Financial Officer. Copies of the Press Release and the PowerPoint presentation material to be presented by PXRE to the Investor Conference are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8K.

Item 8.01. Other Events

On November 23, 2004, PXRE issued a Press Release announcing completion of a public offering of common shares. A copy of the Press Release is attached hereto as Exhibit 99.3 to this Form 8K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	PXRE Group Ltd. Investor Presentation – Press Release

99.2	PXRE Group Ltd. Investor Presentation – Friedman Billings Ramsey December 1, 2004

99.3	PXRE Group Ltd. – Press Release announcing completion of offering

Forward-Looking Statements and Qualifications

Statements in this report (or those made during the December 1, 2004 investor presentation) that are not strictly historical are forward-looking and are based upon current expectations and assumptions of management. Statements included herein (or therein), as well as statements made by or on behalf of PXRE in its communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “anticipate,” “expect,” “outlook,” or variations of such words or similar expressions, are based upon current expectations and are subject to risk and uncertainties. PXRE cautions investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements and related assumptions, depending on the outcome of certain important factors including, but not limited to, the following: (i) because of exposure to catastrophes, PXRE’s financial results may vary significantly from period to period; (ii) PXRE may be overexposed to losses in certain geographic areas for certain types of catastrophe events; (iii) PXRE operates in a highly competitive environment; (iv) reinsurance prices may decline, which could affect PXRE’s profitability; (v) underwriting reinsurance includes the application of judgment, the assessment of probabilities and outcomes, and assumption of correlations, which are subject to inherent uncertainties; (vi) reserving for losses includes significant estimates which are also subject to inherent uncertainties; (vii) a decline in the credit rating assigned to PXRE’s claim-paying ability may impact its potential to write new or renewal business; (viii) a decline in PXRE’s ratings may require us to transfer premiums retained by us into a beneficiary trust or may allow clients to terminate their contract with us; (ix) PXRE’s investment portfolio is subject to market and credit risks which could result in a material adverse impact on its financial position or results; (x) because PXRE depends on a few reinsurance brokers for a large portion of revenue, loss of business provided by them could adversely affect us; and PXRE’s reliance on reinsurance brokers exposes us to their credit risk; (xi) PXRE may be adversely affected by foreign currency fluctuations; (xii) retrocessional reinsurance subjects us to credit risk and may become unavailable on acceptable terms; (xiii) the impairment of PXRE’s ability to provide collateral to cedents could affect its ability to offer reinsurance in certain markets; (xiv) the reinsurance business is historically cyclical, and PXRE may experience periods with excess underwriting capacity and unfavorable premium rates; conversely, PXRE may have a shortage of underwriting capacity when premium rates are strong; (xv) regulatory constraints may restrict PXRE’s ability to operate its business; (xvi) contention by the United States Internal Revenue Service that PXRE or its offshore subsidiaries are subject to U.S. taxation could result in a material adverse impact on PXRE’s financial position or results; and (xvii) changes in tax laws, tax treaties, tax rules and interpretations could result in a material adverse impact on PXRE’s financial position or results. In addition to the factors outlined above that are directly related to PXRE’s business, PXRE is also subject to general business risks, including, but not limited to, adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors, the loss of key employees and other factors set forth in PXRE’s SEC filings. The factors listed above should not be construed as exhaustive. Therefore, actual results or outcomes may differ materially from what is expressed or forecasted in such forward-looking statements.

PXRE undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events (including catastrophe events), or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PXRE Group Ltd. (Registrant)

By: /s/ Robert Myron

Name: Robert Myron
Title: Senior Vice President & Treasurer

Date: November 29, 2004